Exhibit 99.1

INVESTOR PRESENTATION August 2023

FORWARD-LOOKING STATEMENTS

This presentation (the "Presentation") relates to Chicken Soup for the Soul Entertainment, Inc. ("CSS Entertainment", "CSSE", or the "Company"). This presentation contains various information and projections regarding the Company's business, including its operations through its Redbox business (which was acquired in August 2022), and the Company's other operating subsidiaries, including Crackle Plus, Screen Media Ventures, and Landmark Studio Group.

Unless otherwise indicated, historic financial information of the Company presented herein does not give pro forma effect to the financial information of Redbox for such periods. The financial information presented herein for the year ended December 31, 2022, is derived from our Annual Report on Form 10-K as filed with the SEC on March 31, 2023, as amended on April 28, 2023, and for the three and six months ended June 30, 2023, is derived from our Quarterly Report on Form 10-Q as filed with the SEC on August 14, 2023.

This Presentation includes "forward-looking statements" and projections. CSS Entertainment's actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements or projections as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about available capital resources, accounts receivable collections, sales, margins, competitive factors, industry performance, and other factors which cannot be predicted. Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company's control, including, among other things, risks related to our: core strategy; operating income and margin; seasonality; liquidity, including cash flows from operations, available funds and access to financing sources; free cash flows; revenues; net income; profitability; stock price volatility; future regulatory changes; pricing changes; ability to achieve market acceptance for our streaming content services, success in recruiting and retaining officers, key employees, and directors; ability to protect our intellectual property, ability to complete strategic acquisitions, ability to manage growth and integrate acquired operations, in particular the relatively large scale operations and assets of Redbox, which includes areas of operations that are relatively new to the Company; the ability to pay dividends and service our debt obligations, regulatory or operational risks, and general market conditions impacting demand for the Company's services. The Company faces enhanced risks as a result of its acquisition of Redbox, including all the risks Redbox has faced in connection with its historic businesses and operations, and its current capital resource requirements. For a more complete description of these and other risks and uncertainties, please read the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as amended on April 28, 2023, Registration Statement on S-4, declared effective by the Securities and Exchange Commission on July 15, 2022, the Company's Current Report on Form 8-K filed May 11, 2022 as amended from time to time thereafter (including but not limited to April 4, 2023), the Company's Current Report on Form 8-K filed August 12, 2022, the Company's 10-Q for the three and six months ended June 30, 2023 filed August 14, 2023, and the Company's other filings that have been made and will be made with the SEC.

Should one or more of the material risks faced by the Company occur or should the underlying assumptions of the information presented herein change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse. The forward-looking statements and projections herein should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results. We caution readers not to place undue reliance upon any forward-looking statements and projections, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names.

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Chicken Soup for the Soul Entertainment

LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS 3

~ 180 FAST Channels 29k Nationwide DVD Kiosks 60m Owned & Operated MAUs 42m Redbox Loyalty Members ~ 160 Distribution Touchpoints $400 - $450m FY23 Revenue Top 5 AVOD Platform 1 4 WE HAVE THE INGREDIENTS FOR SUCCESS 68k Content Library Assets $75 - $100m FY23 Adj. EBITDA Top 4 TVOD Platform 2 (1) Source: Statista 2Q22, based on viewership (2) TiVo Video Trends Report 2Q22, based on users

5 The US AVOD market is expected to overtake the traditional TV market in revenue by the end of 2025 1 (1) Dataxis, 2022 (2) TiVo Video Trends Report Q2’22 AVOD accounts for 22% of total viewing time across television, compared to only 10% in Q4’21 2 AVOD accounts for 32% of overall share of video used by consumers, compared to only 26% in Q4’21 2 The average household now uses 3 ad - based VOD services , up from 2 a year ago 2 POISED TO CAPTURE MASSIVE AVOD OPPORTUNITY

WIDELY DISTRIBUTED DIGITAL OFFERINGS Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming A free ad - supported streaming television service with nearly 180 channels On - mission content: entertaining, uplifting, and informative. Large selection of scripted and unscripted programming 6 Robust and diverse offering of free - to - watch programming with original and exclusive content A multi - product digital service differentiated by Redbox’s large, unique physical customer base A leading transactional video on demand platform FAST Channels TVOD

MEETING CONSUMERS EVERYWHERE THEY MAKE VIEWING DECISIONS Rapidly expanding viewership with ~ 160 distribution touchpoints Distributing FAST channels across our broad touchpoint network Launching new VOD and linear platforms across all brands LINEAR CHANNELS & VOD EXPERIENCES ACROSS: 7

LOYALTY MEMBERS WEEKLY RETAIL IMPRESSIONS 340m 42m 29k NATIONWIDE KIOSKS 8 Growth Drivers: • Return of feature film releases • Broadening access to original content across kiosk network • Cross - advertising opportunities NATIONWIDE KIOSK NETWORK

9 STEADY STREAM OF NEW RELEASES FUELING REDBOX

TVOD is a leading indicator of title performance at kiosks. Redbox saw two record breaking weeks in TVOD performance this year alone. Record Breaking TVOD Performance 10 TVOD PERFORMANCE REFLECTS A STRONG SLATE WoW Revenue Increase + 36 % YoY Revenue Increase + 15 % WoW TVOD Orders WoW Average Check +1 6% + 17 % WoW Revenue Increase +48% YoY Revenue Increase + 29 % WoW TVOD Orders WoW Average Check +12% + 32%

11 Increasing rights ownership combined with partnered approach to production enhances margin and mitigates risk Content Rights Ownership Sonar Film and Television Library Original & Exclusive Content Production PRODUCTION & ACQUISITION CAPABILITIES

Original & Exclusive content drives viewership and margins Draws sponsors to custom opportunities at higher CPMs Addition of TVOD, FAST channels, and kiosk network offer new windows for monetizing Originals & Exclusives 12 ORIGINALS & EXCLUSIVES ARE AN AVOD DIFFERENTIATOR Originals & Exclusives Account for Approximately 20% of Total Streaming Hours

LARGE CONTENT LIBRARY & AWARD - WINNING PROGRAMMING Total Film Titles 28k+ Episodes of Television 40k+ Films drive customer acquisition TV series drive customer retention 105 Emmy Awards 457 Emmy Award nominations 15 Golden Globe Awards Content Library Awards Original Series 7 series have received over 25 awards 13 12k+ Fully Controlled Content Assets Large, high - quality content library with low - risk content acquisition model and growing IP library rights ownership that drive higher margins

Direct to brand across all our AVOD networks with data - driven consumer targeting capabilities DIRECT SALES Offer advertisers access to premium long form video in real time across our network PROGRAMMATIC OTT has been an enhancement for the local resellers, and we provide these operators with local geo - targeted ad supply LOCAL RESELLERS 74% 13% 13% (1) Percent of ad sales for 2021 Multiple ad sales channels drive supply and demand optionality Percent of Ad S ales for 2Q23 26 ad - rep partners through Crackle Connex 14 Scale to compete with largest services & sell ads for smaller AVODs WORLD CLASS SALES ORGANIZATION Selling for Owned & Operated networks and others

Partnering with European - based social media company TaTaTu on content licensing and innovative tech and rewards integration Partnered with KC Global , a leading entertainment network and multi - channel operator in Asia, on content licensing and distribution Expanded internationally through partnerships with Keshet (Israel) and Locomotive Global (India) Engaged in discussions with dozens of countries to expand beyond current markets 15 INTERNATIONAL GROWTH OPPORTUNITY

16 • Cross - selling and marketing across combined company customer bases • Increased revenue opportunity from incremental Screen Media Ventures titles in Redbox Kiosks • Greater TVOD transactions, increased AVOD engagement and watch time from combined customer base • Fully established CTV ad sales engine Revenue Synergies • Significant cost savings from combined content libraries & new content acquisition • License and product cost savings from use of CSSE catalog at Redbox kiosks • G&A savings in marketing, kiosk optimization, combined technology platform, public company costs Cost Synergies Significant 5 - Year Annual Revenue Potential Immediately Actionable Cost Synergies and Cap Ex Savings $41m In 2023E Net Synergies • Savings related to the buildout of a TVOD platform • Savings related to the buildout of a FAST Channel service • Library acquisitions and pre - existing Loyalty Program Cap Ex Savings SYNERGIES REALIZED AND ANTICIPATED • Additional $12m savings from headcount attrition • Additional $15m savings from the combined digital businesses over the next 12 months Additional $27m $27m In Additional Synergies

Positive Free Cash Flow Adj. EBITDA $75m - $100m Revenue $400m - $450m Compelling Synergies Capital Expenditure Savings Rental Rebound 17 NEAR - TERM VICTORIES DRIVE PATH TO FCF

18 HISTORICAL PERFORMANCE Note: Information above is derived from our Annual Reports on Form 10 - K. See such reports for the years ended December 31, 2022 , 2021, 2020, 2019, 2018, 2017 and 2016. Adjusted EBITDA is a non - GAAP measure. See such reports for a reconciliation of the years indicated to net revenue, the nearest GAAP meas ure. Adjusted EBITDA Revenue

19 HISTORICAL PERFORMANCE 1H22 vs. 1H23 Note: Information above is derived from our Quarterly Reports on Form 10 - Q. See such reports for the quarters ended June 30, 20 23, and 2022. Adjusted EBITDA is a non - GAAP measure. See such reports for a reconciliation of the years indicated to net revenue, the nearest GAAP measure. Revenue Adjusted EBITDA

No Financial Covenants for 2+ Years 20 5 - year Maturity Ability to PIK Interest for first 18 Months FORMER REDBOX DEBT RESTRUCTURED ON FAVORABLE TERMS

21 SUMMARY HIGHLIGHTS LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS Leading Streaming and Consumer Brands Large and Rapidly Growing Viewership with Broad Distribution Valuable Content Library and Risk Mitigated Production Strategy Best - in - class Advertising Sales Organization Upside Growth Potential from Redbox Revenue and Cost Synergies Broadly Experienced Management Team 2023 Guidance: $400m - $450m Revenue and $75m - $100m Adjusted EBITDA